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
                                                                                                    EXHIBIT 21

                                                SUBSIDIARIES OF THE REGISTRANT

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            Name & Address                    Year & State                         Ownership
                                              Incorporated
--------------------------------------------------------------------------------------------------------------
EDJ Leasing Co., L.P.                    Missouri                 99% Limited Partner (LP) Interest of the
---------------------                    Limited Partnership      Jones Financial Companies, LLLP (JFC), and
12555 Manchester Rd.                     (1987)                   1% General Partner (GP) Interest in LHC.
St. Louis, MO 63131
-------------------
--------------------------------------------------------------------------------------------------------------
LHC, Inc.                                Missouri                 100% Wholly owned Subsidiary of JFC.
---------                                Corporation
12555 Manchester Rd.                     (1987)
St. Louis, MO 63131
--------------------------------------------------------------------------------------------------------------
Boone National Savings and Loan          Missouri                 100% Wholly owned subsidiary
-------------------------------          Federally Chartered
Association, F.A.                        Stock Savings and Loan
-----------------                        Association
901 E. Broadway
Columbia, MO 65205
--------------------------------------------------------------------------------------------------------------
EDJ Holding Co., Inc.                    Missouri                 100% Wholly owned subsidiary
---------------------                    Corporation
12555 Manchester Rd.                     (1987)
St. Louis, MO 63131
--------------------------------------------------------------------------------------------------------------
Edward D. Jones & Co., L.P.              Missouri                 99% LP Interest of JFC, and 1% GP Interest
---------------------------              Limited Partnership      of EDJ Holding Co, Inc.
12555 Manchester Rd.                     (1987)
St. Louis, MO 63131
--------------------------------------------------------------------------------------------------------------
Edward D. Jones & Co. Canada             Ontario, Canada          100% Wholly owned subsidiary of Edward D.
----------------------------             Corporation              Jones & Co., L.P (EDJ)
Holding Co., Inc.                        (1993)
-----------------
Sussex Centre, Suite 902
90 Burnhamthorpe Road, West
Mississauga, Ontario, Canada
L5B 3C3
--------------------------------------------------------------------------------------------------------------
Edward Jones (Canada)                    Ontario, Canada          99% LP Interest by EDJ, and 1% GP Interest
---------------------                    Limited Partnership      by Edward D. Jones & Co. Canada Holding
Sussex Centre, Suite 902                 (1993)                   Co., Inc.
90 Burnhamthorpe Road, West
Mississauga, Ontario, Canada
L5B 3C3
--------------------------------------------------------------------------------------------------------------
Edward D. Jones & Co. Agency             Ontario, Canada          100% Wholly owned subsidiary of Edward
----------------------------             Corporation              Jones (Canada)
Holding Co., Inc.                        (1995)
-----------------
Sussex Centre, Suite 902
90 Burnhamthorpe Road, West
Mississauga, Ontario, Canada
L5B 3C3
--------------------------------------------------------------------------------------------------------------
Edward Jones Insurance Agency            Ontario, Canada          100% Wholly owned subsidiary of Edward D.
-----------------------------            Corporation (2002)       Jones & Co. Agency Holding Co., Inc.
(Quebec) Inc.
-------------
Sussex Centre, Suite 902
90 Burnhamthorpe Road, West
Mississauga, Ontario, Canada
L5B 3C3
--------------------------------------------------------------------------------------------------------------
Edward Jones Insurance Agency            Ontario, Canada          99% LP Interest by Edward Jones (Canada),
-----------------------------            Limited Partnership      and 1% GP Interest by Edward D. Jones &
Sussex Centre, Suite 902                 (1995)                   Co. Agency Holding Co. Inc.
90 Burnhamthorpe Road, West
Mississauga, Ontario, Canada
L5B 3C3
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
                                                                                        EXHIBIT 21 (CONTINUED)

                                                SUBSIDIARIES OF THE REGISTRANT
--------------------------------------------------------------------------------------------------------------
Edward Jones Limited                     United Kingdom           100% Wholly owned subsidiary of Edward D.
--------------------                     Private Limited          Jones & Co., L.P.
7 Westferry Circus                       Company (PLC) (1997)
Canary Wharf
London, E14 4HH
--------------------------------------------------------------------------------------------------------------
Edward Jones Nominees Limited            United Kingdom           100% Wholly owned subsidiary of Edward
-----------------------------            PLC                      Jones Limited (EJL)
7 Westferry Circus                       (2000)
Canary Wharf
London, E14 4HH
--------------------------------------------------------------------------------------------------------------
EJ Mortgage, L.L.C.                      Missouri                 100% Wholly owned subsidiary of EDJ.
-------------------                      Limited Liability
12555 Manchester Rd.                     Company (L.L.C.)
St. Louis, MO 63131                      (1998)
--------------------------------------------------------------------------------------------------------------
Conestoga Securities, Inc.               Missouri                 100% Wholly owned subsidiary of EDJ
--------------------------               Corporation
12555 Manchester Rd.                     (1987)
St. Louis, MO 63131
--------------------------------------------------------------------------------------------------------------
EDJ Ventures, Ltd.                       Missouri                 99% LP Interest by EDJ, and 1% GP Interest
------------------                       Limited Partnership      by Conestoga Securities Inc.
12555 Manchester Rd.                     (1987)
St. Louis, MO 63131
--------------------------------------------------------------------------------------------------------------
CIP Management, L.P.                     Missouri                 99% LP Interest by EDJ Ventures, LP., and
--------------------                     Limited Partnership,     1% GP Interest by CIP Management, Inc.
12555 Manchester Rd.                     Limited Liability
St. Louis, MO 63131                      Limited Partnership
                                         (1989)
--------------------------------------------------------------------------------------------------------------
CIP Management, Inc.                     Missouri                 100% Wholly owned subsidiary of Conestoga
--------------------                     Corporation              Securities, Inc.
12555 Manchester Rd.                     (1989)
St. Louis, MO 63131
--------------------------------------------------------------------------------------------------------------
Passport Research, Ltd.                  Pennsylvania             49.5% Limited Partnership Interest by EDJ
-----------------------                  Limited Partnership
Federated Investors Tower                (1987)
Pittsburgh, PA 15222
--------------------------------------------------------------------------------------------------------------
Edward Jones Insurance Agency            Missouri                 100% Ownership Interest by EDJ
-----------------------------            L.L.C.
Holding, L.L.C.                          (1997)
---------------
12555 Manchester Road
St. Louis, MO 63131
--------------------------------------------------------------------------------------------------------------
Edward Jones Insurance Agency of         California               99% Ownership Interest by California
--------------------------------         L.L.C.                   Agency Holding, L.L.C., and 1% Ownership
California, L.L.C.                       (1998)                   Interest by Edward Jones Insurance Agency
------------------                                                Holding, LLC
650 Alamo Pintado Rd., Ste. 202
Solvang, CA 93463
--------------------------------------------------------------------------------------------------------------
California Agency Holding, L.L.C.        California               100% Ownership Interest by EDJ
---------------------------------        L.L.C.
650 Alamo Pintado Rd., Ste. 202          (1998)
Solvang, CA 93463
--------------------------------------------------------------------------------------------------------------
Edward Jones Insurance Agency of New     New Mexico               100% Ownership Interest by EDJ
------------------------------------     L.L.C.
Mexico, L.L.C.                           (1997)
--------------
9200 Montgomery Blvd. NE
Albuquerque, MM 87111
--------------------------------------------------------------------------------------------------------------
Edward Jones Insurance Agency of         Massachusetts            100% Ownership Interest by EDJ
--------------------------------         L.L.C.
Massachusetts, L.L.C.                    (1998)
---------------------
17 Pray Street
Amherst, MA 01002
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
                                                                                        EXHIBIT 21 (CONTINUED)

                                                SUBSIDIARIES OF THE REGISTRANT
--------------------------------------------------------------------------------------------------------------
Customer Asset Protection Company        Delaware                 7% Ownership Interest by EDJ
---------------------------------        Corporation
Holdings, Inc.                           (2003)
--------------
c/o Marsh USA Inc.
1166 Avenue of the Americas
New York, NY 10036
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